________________________________________________________________________________

                    IMPORTANT NOTICE:  Please vote using the
                   Enclosed Proxy Ballot as soon as possible.

           For your convenience, you may vote by calling Shareholder
       Communications Corp. ("SCC") toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m. (Pacific time).  You may
                 also vote by faxing the front and back of your
                     Proxy Ballot to SCC at 1-800-733-1885.

                 A confirmation of your telephonic or facsimile
                           vote will be sent to you.

________________________________________________________________________________

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                          Little Rock, Arkansas  72201

                                August 27,  1999

Dear Shareholder of the U.S. Treasury Allocation Fund:

          We are pleased to invite you to a Special Meeting of the Shareholders of the U.S. Treasury Allocation Fund (the "U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds") to be held on Tuesday, September 28, 1999. The Special Meeting is being held to consider a proposal to consolidate the U.S. Treasury Fund into the Bond Index Fund of BGI Funds. If the proposed consolidation is approved, you will receive shares of the Bond Index Fund equal in value to your shares of the U.S. Treasury Fund.

          The Board of Directors of BGI Funds unanimously recommends that you vote in favor of the proposal.

          This booklet describes the proposed consolidation and the Board of Directors' reasons for recommending approval. The booklet includes this cover letter, a formal notice, a Combined Prospectus/Proxy Statement and several exhibits. Please take the time to review all of the information before casting your vote. You may attend the Special Meeting in person or you may use the enclosed Proxy Ballot to cast your vote.

          You should weigh several considerations in particular:

 .    Reasons for the Proposed Consolidation

          The investment adviser to both the U.S. Treasury Fund and the Bond Index Fund is Barclays Global Fund Advisors ("BGFA"). BGFA has been primarily responsible for supervisory, overall management and reporting responsibilities, as well as responsible for the day-to-day portfolio management of the Funds. For various reasons that are described further in the Combined Prospectus/Proxy Statement, BGFA has advised the Board of Directors of BGI Funds that it does not believe that the U.S. Treasury Fund, with only $33 million in assets as of June 30, 1999, is viable on a long-term basis. As an alternative to liquidation, the proposed consolidation allows shareholders to continue to benefit from BGFA's day-to-day portfolio management services, in a similar fund with generally similar investment objectives and policies.

 .    Important Facts About The Funds

          . Objectives and Policies--The investment objectives and policies of the Funds are generally similar, although there are some important differences that you should consider. The principal similarities and differences are described in the Combined Prospectus/Proxy Statement that is part of this booklet.
          . Access Arrangements--The shareholder servicing, transaction and other access arrangements are similar for both Funds.
          . Share Values--The total dollar value of shares you will receive in the Bond Index Fund will be equal to the total dollar value of your shares in the U.S. Treasury Fund.

          Whether or not you attend the Special Meeting of Shareholders, you may vote by proxy in any of three ways:

          . By Mail--Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;
          . By Phone--Call SCC toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m. (Pacific time); or
          . By Fax--Mark, sign, date and fax both sides of the enclosed Proxy Ballot to SCC at 1-800-733-1885.

          A confirmation of your telephonic or fax vote will be sent to you. Every vote is important to us.

          If you have any questions, please call BGI Funds at 1-888-204-3956.

                                        Very truly yours,


                                        Barclays Global Investors Funds, Inc.
                                        R. Greg Feltus
                                        President

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                          Little Rock, Arkansas  72201
                           Telephone:  1-888-204-3956

                 _____________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         U.S. TREASURY ALLOCATION FUND

                        To Be Held on September 28, 1999

                 _____________________________________________

To the Shareholders of the U.S. Treasury Allocation Fund (the "U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds"):

          PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the U.S. Treasury Fund will be held on Tuesday, September 28, 1999, at 11:00 a.m. (Central time) at the principal office of BGI Funds, 111 Center Street, Little Rock, Arkansas 72201. The Special Meeting is being called for the following purposes:

          (1) To approve an Agreement and Plan of Consolidation (the "Plan") for the U.S. Treasury Fund and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the U.S. Treasury Fund to the Bond Index of BGI Funds, and the assumption by the Bond Index Fund of all of the liabilities of the U.S. Treasury Fund, in exchange for shares of the Bond Index Fund; and (b) the distribution to shareholders of the U.S. Treasury Fund of the shares of the Bond Index Fund so received.

          (2) To transact such other business as may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

          The Board of Directors of BGI Funds has fixed the close of business on Friday, August 13, 1999, as the record date (the "Record Date") for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The Combined Prospectus/Proxy Statement contains further information regarding the meeting and the proposal. Even if you do not attend the Special Meeting in person, you may vote in any one of three ways:

          1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

          2. Vote by telephone by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m.
(Pacific time) (a confirmation of your telephonic vote will be sent to you); or

          3. Mark, sign, date and fax the enclosed Proxy Ballot (both front and back) to SCC at 1-800-733-1885 (a confirmation of your facsimile vote will be sent to you).

          In order for the Plan to be approved, the holders of a majority of the U.S. Treasury Fund's shares outstanding on the Record Date must be present in person or by proxy. Therefore, your proxy is very important to us. Whether or not you plan to attend the meeting in person, please mark, sign, date and return the enclosed Proxy Ballot today, either in the enclosed postage-paid envelope or by telefacsimile (front and back) at 1-800-733-1885, or by calling toll-free at 1-800-733-8481 Ext. 435. Signed but unmarked Proxy Ballots will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                        By Order of the Board of Directors



                                        Richard H. Blank, Jr.
                                        Secretary
August 27, 1999


               ______________________________________________

                       YOUR VOTE IS VERY IMPORTANT TO US
                                  REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                       PLEASE VOTE BY MAIL, FACSIMILE OR
                           OR TELEPHONE IMMEDIATELY.

               ______________________________________________

                      COMBINED PROSPECTUS/PROXY STATEMENT
                                August 27, 1999

                     Barclays Global Investors Funds, Inc.
                               111 Center Street
                          Little Rock, Arkansas 72201
                           Telephone:  1-888-204-3956

          This Combined Prospectus/Proxy Statement is being furnished to shareholders of the U.S. Treasury Allocation Fund ("U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds") in connection with the solicitation of proxies by the Board of Directors of BGI Funds, for a special meeting of Shareholders of the U.S. Treasury Fund (the "Special Meeting") to be held at the principal office of BGI Funds, 111 Center Street, Little Rock, Arkansas 72201, on Tuesday, September 28, 1999 beginning at 11:00 a.m. (Central time). The Special Meeting has been called to consider the following proposal, and to transact such other business as may properly come before the meeting.

     Proposal: To approve an Agreement and Plan of Consolidation dated _______ __, 1999 (the "Plan"), between the U.S. Treasury Fund and the Bond Index Fund (collectively, the "Funds") of BGI Funds. The Plan provides for the transfer of the assets and liabilities of the U.S. Treasury Fund to the Bond Index Fund in exchange for shares of equal value of the Bond Index Fund (the "Consolidation"). As a result of the Consolidation, shareholders of the U.S. Treasury Fund will become shareholders of the Bond Index Fund.

          This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Bond Index Fund that prospective investors, including shareholders of the U.S. Treasury Fund, should know before investing. Additional information, incorporated by reference herein, is contained in a separate Statement of Additional Information, dated July 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling BGI Funds at 1-888-204-3956.

          The Prospectus for the U.S. Treasury Fund and the Bond Index Fund is incorporated by reference in this Combined Prospectus/Proxy Statement and accompanies this Combined Prospectus/Proxy Statement. The Prospectus also is available without charge by calling BGI Funds at 1-888-204-3956.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
I.   THE PROPOSED TRANSACTION - Item 3..................................................................    __
 .    Overview - Item 3(b)...............................................................................    __
 .    Comparison of Fees and Expenses - Item 3(a)........................................................    __
 .    Comparison of Investment Objectives, Policies and Restrictions - Item 3(b)(1)......................    __
 .    Comparison of Risks - Item 3(b)....................................................................    __
 .    Comparison of Advisory and Other Service Arrangements and Fees - Item 3(b)(2)......................    __
 .    Comparison of Purchase and Redemption Procedures and Other Considerations -
       Items 3(b)(3) and (4)............................................................................    __
 .    Comparison of Performance - Item 3(b)..............................................................    __
 .    A Discussion of Principal Risk Factors - Item 3(c).................................................    __

II.  DESCRIPTION OF THE AGREEMENT AND PLAN
       OF CONSOLIDATION - Item 4........................................................................    __
 .    Board Consideration - Item 4(a)....................................................................    __
 .    Reasons for the Consolidation - Item 4(a)(3).......................................................    __
 .    Federal Income Tax Consequences - Item 4(a)(4).....................................................    __
 .    Capitalization  - Item (4)(b)......................................................................    __

III. INFORMATION ABOUT THE FUNDS - Items 5 and 6 .......................................................    __
 .    Organization of BGI Funds .........................................................................    __
 .    Substantial Shareholders ..........................................................................    __
 .    Additional Information - Items 5(e), 5(f) and 6(b)(1) .............................................    __
 .    Items 5(a) and 6(a) are incorporated by reference to each Fund's Prospectus.
 .    Item 5(a) of Form N-1A is incorporated by reference into the U.S. Treasury Fund's
       Annual Report. See Exhibit B for Bond Index Fund.
 .    Items 5(b),5(c),5(d), 6(c) and 6(d) are not applicable.

IV.  VOTING INFORMATION - Item 7 .......................................................................    __
 .    Approval and Consummation of the Proposed Transaction .............................................    __
 .    Solicitation of Proxies and Payment of Expenses ...................................................    __

V.   INTEREST OF CERTAIN PERSONS AND EXPERTS - Item 8 ..................................................   N/A

VI.  ADDITIONAL INFORMATION REQUIRED FOR REOFFERING BY PERSONS
       DEEMED TO BE UNDERWRITERS - Item 9 ..............................................................   N/A

MISCELLANEOUS ..........................................................................................    __
 .    Other Business ....................................................................................    __
 .    Future Shareholder Proposals ......................................................................    __

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF CONSOLIDATION

EXHIBIT B - MANAGEMENT'S DISCUSSION OF BOND INDEX FUND
            PERFORMANCE

APPENDIX  - FORM OF PROXY BALLOT

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                         Little Rock, Arkansas  72201
               _________________________________________________

                        SPECIAL MEETING OF SHAREHOLDERS

                         U.S. TREASURY ALLOCATION FUND

                       To Be Held on September 28, 1999

I. THE PROPOSED TRANSACTION

       Important information about the matter to be considered at the Special Meeting of Shareholders follows. This information is qualified by reference to the Exhibits at the end of this document.

Overview

       The Directors are seeking your approval of an Agreement and Plan of Consolidation, which contemplates that the Bond Index Fund of BGI Funds will acquire all of the assets of the U.S. Treasury Fund of BGI Funds and assume all of the liabilities of the U.S. Treasury Fund in exchange for shares of the Bond Index Fund. The shares of the Bond Index Fund received by the U.S. Treasury Fund will then be distributed to the U.S. Treasury Fund's shareholders and the U.S. Treasury Fund will be dissolved and liquidated.

       The Plan must be approved by a vote of a majority of the shareholders of the U.S. Treasury Fund. The Shareholder Meeting of the U.S. Treasury Fund shareholders is scheduled for Tuesday, September 28, 1999. The Consolidation, if approved, is expected to occur on or about Friday, October 15, 1999. For more information about the Plan, see "Description of the Agreement and Plan of Consolidation."

       As a result of the Consolidation, you will receive full and fractional shares of the Bond Index Fund equal in value to the shares of the U.S. Treasury Fund owned by you immediately prior to the transaction. No commissions or sales loads will be charged in connection with the Consolidation

       Shareholders of the U.S. Treasury Fund whose shares are held in a taxable account will recognize a taxable gain or loss for federal income tax purposes. For each such shareholder, this gain or loss will be measured by the difference between the tax basis in the U.S. Treasury Fund shares and their net asset value at the closing date of the Consolidation ("Closing"). Shareholders who hold U.S. Treasury Fund shares in a tax-deferred retirement account will not recognize a taxable gain or loss as a result of the

Consolidation. See "Federal Income Tax Consequences" for additional information. You should separately consider any state tax consequences in consultation with your tax advisor.

       The U.S. Treasury Fund seeks to provide a high level of long-term total return, consisting of capital appreciation and current income, consistent with a reasonable level of risk, before fees and expenses. It attempts to improve on the markets' long-term risk-and-return tradeoff by shifting its investments among markets in response to changes in the investment environment. The U.S. Treasury Fund pursues this objective by investing all of its assets in the U.S. Treasury Allocation Master Portfolio (the "U.S. Treasury Master Portfolio") of Master Investment Portfolio ("MIP"), which has the same investment objective and policies as the Fund. The U.S. Treasury Master Portfolio invests directly in a portfolio of securities. This is sometimes called a "master-feeder structure."

       The Bond Index Fund seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of the U.S. market for issued and outstanding U.S. government and high-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index ("LB Bond Index"). The Bond Index Fund pursues this objective by investing all of its assets in the Bond Index Master Portfolio of MIP, which has the same investment objective and policies as the Bond Index Fund. The Master Portfolio invests directly in a portfolio of securities. This is another example of a master-feeder structure.

       Although both Funds, through their respective Master Portfolios, invest primarily in fixed-income securities, there are differences in the types of fixed-income securities that the Funds generally purchase for investment. The U.S. Treasury Fund has a policy of investing, under normal market condition, at least 65% of its assets in U.S. Treasury securities such as long-term U.S. Treasury Bonds, intermediate-term U.S. Treasury Notes and short-term U.S. Treasury Bills. In addition, the U.S. Treasury Fund may hold money market instruments for liquidity purposes. The Bond Index Fund invests, under normal market conditions, at least 90% of its assets in securities representing the LB Bond Index. The LB Bond Index is composed of approximately 6,500 debt issues of fixed-income securities, including U.S. Government Securities and investment grade corporate bonds, each with an issue size of at least $150 million and a remaining time to maturity of one year or more. As a practical matter, the Bond Index Fund cannot hold each of the 6,500 securities included in the LB Bond Index. It can, however, substantially replicate the index's profile by holding U.S. Government obligations and corporate bonds in a similar proportion to the index.

       If the Consolidation is approved, the master-feeder structure of the U.S. Treasury Fund will be dissolved. The dissolution of the master-feeder structure does not require shareholder approval and is expected to occur shortly after the proposed Consolidation.

       The risk factors of investing in the Bond Index Fund are generally comparable to those of investing in the U.S. Treasury Fund. If the U.S. Treasury Fund invested directly in a portfolio of securities, the portfolio composition of the U.S. Treasury Fund would be virtually identical to that of its Master Portfolio, since it is the only feeder fund of the Master Portfolio (99.99% of all the Master Portfolio's interests are owned by the U.S. Treasury Fund). The cost to shareholders also would be the same, as the U.S. Treasury Fund's pro-rata share of the Master Portfolio's fees would be equal to such costs if occurred directly by the U.S. Treasury Fund. Consequently, the risks and expenses of investing in the U.S. Treasury Fund would be virtually unchanged if the Fund were not part of a master-feeder structure. For a more detailed comparison of the Funds' risks see "Comparison of Risks."

Comparison of Fees and Expenses

       The following comparison is based on current information for the U.S. Treasury and Bond Index Funds, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. There can be no assurances that the waivers or reimbursements will continue after the end of the current fiscal year.

                       Shareholder Transaction Expenses

                                                                                 Pro Forma
                                            U.S. Treasury    Bond Index           (After
                                                 Fund           Fund           Consolidation)
                                                 ----           ----           --------------
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)
                                                 None           None               None

                        Annual Fund Operating Expenses*
                 (as a percentage of average daily net assets)

                                                                                 Pro Forma
                                             U.S. Treasury     Bond Index          (After
                                                 Fund             Fund         Consolidation)
                                                 ----             ----         --------------
Management Fees                                  0.30%           0.08%              0.08%
Distribution Fees                                0.00%           0.00%              0.00%
Other Expenses                                   0.40%           0.15%              0.15%
                                                 ----            ----               ----

TOTAL FUND OPERATING EXPENSES                    0.70%           0.23%              0.23%

_____________________________
* Information on annual Fund operating expenses reflects the combined expenses of the Funds and the Master Portfolios in which they invest.

       Annual Fund operating expenses for the Funds are based on amounts incurred during the most recent fiscal year. Stephens Inc. ("Stephens") and Barclays Global Investors, N. A. ("BGI") have agreed to assume all of the ordinary operating expenses of the Funds (other than investment advisory fees, portfolio transaction expenses and administrative fees).

       Example of Expenses: The example below is intended to help you compare
       -------------------
each Fund's expenses with those of other mutual funds. Actual costs may vary. The example illustrates the expenses you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' expenses remain constant. The 5% annual return is hypothetical. It does not represent actual or expected performance.

The Funds do not charge sales or redemption fees. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                                     1 Year          3 Years          5 Years        10 Years
                                     ------          -------          -------        --------
U.S. Treasury Fund                    $72              $224             $390           $871
Bond Index Fund                       $24              $ 74             $130           $293
Pro Forma                             $24              $ 74             $130           $293

Comparison of Investment Objectives, Policies and Restrictions

       The investment objective, policies and strategies of the U.S. Treasury Fund are generally similar to those of the Bond Index Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Below is a table comparing the investment objectives and key policies of the Funds.

-----------------------------------------------------------------------------------------
U.S. Treasury Fund                           Bond Index Fund
-----------------------------------------------------------------------------------------
Objective:  Seeks to achieve a high level    Objective:  Seeks to approximate as closely
of long-term total return, consisting of     as practicable, before fees and expenses,
capital appreciation and current income,     the total rate of return of the U.S.
consistent with reasonable risk.             markets for issued and outstanding U.S. and
                                             high-grade corporate bonds as measured by
                                             the LB Bond Index.
-----------------------------------------------------------------------------------------

In Pursuing its Objective:  The Fund         In Pursuing its Objective:  The Fund
allocates and reallocates its investments    invests substantially all of its assets in
among the three classes of U.S. Treasury     the LB Bond Index, which is composed of
debt securities, long-term bonds,            approximately 6,500 issues of fixed-income
intermediate-term notes and bonds and        securities, including U.S. Government
short-term bills.                            securities and investment grade corporate
                                             bonds, each with an issue size of at least
                                             $150 million and a remaining maturity of
                                             greater than one year.
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
U.S. Treasury Fund                             Bond Index Fund
Key Investment Policies:                       Key Investment Policies:
----------------------------------------------------------------------------------------------
  .  The U.S. Treasury Fund invests at least   .  The Bond Index Fund invests at least 65%
     65% of its total assets in U.S. Treasury     of its total assets in bonds and debentures.
     securities, such as long-term bonds,
     intermediate-term notes and bonds and     .  Securities are selected for investment
     short-term bills.                            by the Fund based on a mix of factors, such
                                                  as the relative proportion of such
  .  The U.S. Treasury Allocation Fund uses       securities in the LB Bond Index, credit
     an investment model to determine the         quality, issue sector, maturity structure,
     investment strategy for the Fund (the        coupon rates and callability.
     "Model").
                                               .  The Bond Index Fund seeks to come within
  .  The Model concentrates its analysis on       95% of the total rate of return of the LB
     maturity classes of U.S. Treasury            Bond Index, before fees and expenses, in
     securities, combining:  (i) comprehensive    falling as well as rising markets.
     return data; (ii) statistically
     predictable variations from expected      .  BGFA, makes no attempt to apply
     returns; and (iii) information on how        economic, financial or market analysis when
     varying returns correlate.                   managing the Fund's portfolio.  BGFA
                                                  selects securities because they will help
  .  When the Model identifies potential          the Fund achieve returns corresponding to
     gains for the Fund, transaction costs        the LB Bond Index.
     help determine modifications in the
     Fund's investment allocation.  Barclays
     Global Fund Advisors ("BGFA"), the Fund's
     investment adviser, decides whether or
     not the cost of buying and selling
     securities outweighs the potential gains
     identified by the Model.
----------------------------------------------------------------------------------------------

       Investments in either the U.S. Treasury Fund or the Bond Index Fund discussed in this Combined Prospectus/Proxy Statement are not bank deposits or obligations of BGI or BGFA. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Risks

Risks of investing in the Bond Index Fund

 . value of the bonds in which the Fund invests may fall because of a rise in interest rates, which generally reduces the value of bonds, even those issued by the U.S. government
 .  value of individual bonds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations
 .  prices of bonds may fall in response to economic events or trends

 .  bonds that the Bond Index Fund's investment adviser selects may not match the performance of the market index
 .  requirements for cash balances may exert a drag on overall Bond Index Fund performance
 . issuer may be unable to make interest payments or repay principal on time and the bond could lose all of its value, or be renegotiated at a lower interest rate or principal amount
 .  no attempt is made to individually select bonds because the Bond Index Master
   Portfolio is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the LB Bond Index

Risks of investing in the U.S. Treasury Fund

 . prices of Treasury bonds may fall in response to economic events or trends . the U.S. Treasury Fund's investment allocation may not perform to expectations
 . requirements for large cash balances may exert a drag on overall Fund performance

Comparison of Advisory and Other Service Arrangements and Fees

     The Funds have the same service providers. Upon completion of the Consolidation, these service providers will continue to serve the Funds in the capacities indicated below.

                                U.S. Treasury and Bond Index Funds
                                ----------------------------------
        Investment Adviser      BGFA (to the Master Portfolio)
        Distributor             Stephens
        Co-Administrators       Stephens, BGI
        Custodian               Investors Bank & Trust Company ("IBT")
        Transfer Agent          IBT
        Independent Auditors    KPMG LLP

       Investment Advisory Services. BGFA provides investment advisory services
       ----------------------------
to both Master Portfolios in which each Fund invests. The maximum advisory fee payable by each Master Portfolio is a monthly fee at an annual rate of 0.30% and 0.08% of the U.S. Treasury and Bond Index Master Portfolios' average daily net assets, respectively. BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 1998, BGFA and its affiliates provided investment advisory services for approximately $615 billion of assets.

       Administrative Services. Stephens and BGI are the co-administrators for
       -----------------------
the Funds. Stephens and BGI provide the Funds with administrative services, including, among other things, general supervision of the Funds' non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the Board of Directors and officers of BGI Funds. Stephens and BGI have agreed to assume all of the ordinary operating expenses of the Funds (other than investment advisory fees, portfolio transaction expenses and administrative fees). For these services and the assumption of expenses, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.40% and 0.15% of the U.S. Treasury and Bond Index Funds' average daily net assets, respectively.

       Distribution and Shareholder Servicing Arrangements. Shares of the Funds
       ---------------------------------------------------
are distributed by Stephens, a full service broker-dealer, pursuant to a Distribution Agreement. For performing the services contemplated by the Distribution Agreement, Stephens does not receive compensation so long as it is entitled to receive compensation for providing co-administration services to the Funds.

       The Directors of BGI Funds also have approved Shareholder Servicing Plans for the Funds (the "Servicing Plans") pursuant to which they have entered into Shareholder Servicing Agreements. For these services, the U.S. Treasury Fund and Bond Index Fund may pay monthly fees equal to 0.20% and 0.07%, respectively, of the average daily net assets of the Funds represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") whichever is less. Stephens and BGI, as co-administrators, have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

Comparison of Purchase and Redemption Procedures and Other Considerations

       Sales Loads: The shares of the U. S Treasury and Bond Index Funds do not
       ------------
have a sales load. There are no sales charges on reinvested distributions for either Fund.

       Minimum Investments: Both Funds require a minimum initial investment
       -------------------
amount of $1 million from direct buyers, although the requirement may be waived under certain circumstances. Both Funds typically waive the minimum in connection with retirement, benefit and pension plans.

       Purchases: Both Funds' shares may be purchased by mail, by wire or by
       ----------
phone, directly from the Fund, through a brokerage account with an approved selling or shareholder servicing agent, through certain retirement, benefit and pension plans, or through certain packaged investment products. Both Funds process requests at net asset value on the same day if the request is proper and received before 1 p.m. (Pacific Time) on a business day. Shareholder servicing agents with Approved Bank Accounts may transmit orders for Fund shares on behalf of qualified buyers through the transfer agent.

       Redemptions: Investors may redeem their shares free of charge on any
       -----------
business day by mail or telephone. Redemption proceeds are calculated at the next determined net asset value after a proper request is received, and are remitted generally within seven days. Benefit, pension, retirement and similar plan investors usually have separate established withdrawal procedures. Proceeds may sent by check or credited to a designated account for certain investors.

       Exchanges: The Funds allow investors to exchange shares free of charge
       ---------
between BGI Funds. You can obtain a prospectus of the Fund for which you wish to exchange your shares by calling BGI Funds at 1-888-204-3956. The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

       Dividends: Both Funds pay monthly dividends from net investment income
       ---------
and distribute capital gains, if any, at least annually. Each Fund allows shareholders to reinvest the dividends in the Fund or receive cash payments.

       Portfolio Management: Unlike traditional actively managed investment
       --------------------
funds, there is no single portfolio manager who makes investment decisions for the Funds. Instead, the Bond Index Fund tracks the LB Bond Index, and a team of investment professionals evaluate recommendations made by BGFA's mathematical models for the U.S. Treasury Fund.

Comparison of Performance

Total returns (after fees and expenses)

       The bar charts and tables in this section can help you evaluate the potential risk and return of investing in the Bond Index Fund as compared with investing in the U.S. Treasury Fund by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since inception. The average annual return tables compares each Fund's average annual return with the return of a corresponding index for one and five years, as well as since inception.

US Treasury Allocation Fund*/Bond Index Fund** Bar Chart
[bar chart]

------------------------------------------------------------------------------------------------
      BARS               BARS                BARS                BARS                BARS
------------------------------------------------------------------------------------------------
      1998               1997                1996                1995                1994
------------------------------------------------------------------------------------------------

* The U.S. Treasury Fund's year-to-date return for the quarter ending June 30, 1999 was -0.23%.
** The Bond Index Fund's year-to-date return for the quarter ending June 30, 1999 was -1.48%.

The highest quarterly return for the U.S. Treasury Fund since inception is 5.11% (2nd Q, 1995) and the lowest is -4.63% (1st Q, 1994).

The highest quarterly return for the Bond Index Fund since inception is 6.50% (2nd Q, 1995) and the lowest is -2.87% (1st Q, 1994).

Average Annual Returns
(as of December 31, 1998)

                                                      ------------------------------------------
                                                         One         Five       Since inception
                                                         year       years       (July 2, 1993*)
------------------------------------------------------------------------------------------------
U.S. Treasury Allocation Fund                            6.05%      5.04%           5.51%
------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Corporate Bond           8.49%      6.45%           6.28%
   Intermediate Index*
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Bond Index Fund                                          9.34%      6.98%           6.77%
------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate                       9.47%    7.30%           7.19%
   Bond Index*
------------------------------------------------------------------------------------------------

*  Calculated from June 30, 1993.

Past performance is no indication of how the Funds will perform in the future.

       Additional information regarding the performance of the Bond Index Fund is contained in Exhibit B to this Combined Prospectus/Proxy Statement.

------------------------------------------------------------------------------------------------
                Portfolio Diversification as of June 30, 1999:
------------------------------------------------------------------------------------------------
U.S. Treasury Fund                                   Bond Index Fund
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds      19%                         U.S. Treasury Bonds       16%
U.S. Treasury Notes      78%                         U.S. Treasury Notes       34%
U.S. Government Agencies  0%                         U.S. Government Agencies  14%
Corporate Bonds           0%                         Corporate Bonds           31%
Foreign Issuer Bonds      0%                         Foreign Issuer Bonds       2%
Cash                      3%                         Cash                       3%
------------------------------------------------------------------------------------------------

A Discussion of Principal Risk Factors

       In addition to the general risks of investing, the Funds share several specific risks.

Derivatives

       A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

Year 2000 risk

       Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure of these systems to adapt to the changes necessary from dates in the year 1999 to the year 2000 could hamper Fund operations and services. The Funds' principal service providers have informed BGFA that they are working on the changes necessary and they expect their systems to be ready in time. But there can be no assurance of success. Moreover, since the changes will affect virtually every organization, the companies or entities in which the Funds invest could also be negatively affected.

Other risks

       The debt instruments in which the Funds invest are subject to credit risk and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases if market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. By investing in corporate bonds, the Bond Index Fund has greater exposure to credit risk and interest rate risk.

       Although some of the Funds' securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumetalities where it is not obligated to do so.

       Market risk is the risk that the value of a bond or other security will be reduced by market activity. By investing in corporate bonds, the Bond Index Fund has greater market risk exposure than the U.S. Treasury Fund. Counter party risk is the risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation. Both Funds invest in repurchase agreements.

                               *    *    *    *

       Because the investment objective, policies, strategies and risks of the Funds are generally similar, the overall level of investment risk should not materially change as a result of the Consolidation. For a more complete description of the Bond Index Fund's and the U.S. Treasury Fund's investment policies and restrictions, see the Funds' Prospectus and Statement of Additional Information.

II.  DESCRIPTION OF THE AGREEMENT AND PLAN OF CONSOLIDATION

       The Plan provides that all of the assets of the U.S. Treasury Fund as of the Closing Date will be transferred to the Bond Index Fund, and that the Bond Index Fund will assume all of the liabilities of the U.S. Treasury Fund, in exchange for shares of the Bond Index Fund. The "Closing Date" is expected to be on or about August 10, 1999. A copy of the Plan is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

       Promptly after the Closing Date, the U.S. Treasury Fund will distribute the shares of the Bond Index Fund received to the U.S. Treasury Fund's shareholders of record as of the close of business on the Closing Date. The shares of the Bond Index Fund that will be issued for distribution to the U.S. Treasury Fund's shareholders will be equal in value to the shares of the U.S. Treasury Fund held as of the Closing Date. BGI Funds will then take all necessary steps to terminate the qualification, registration and classification of the U.S. Treasury Fund. All issued and outstanding shares of the U.S. Treasury Fund will be cancelled on the U.S. Treasury Fund's books. Shares of the Bond Index Fund will be represented only by book entries; no share certificates will be issued unless expressly requested in writing. Certificates are not issued for fractional shares. All remaining organizational expenses of the U.S. Treasury Fund will be offset against the original shares of such Fund prior to consolidation.

       The consummation of the proposed Consolidation is subject to the satisfaction of a number of conditions set forth in the Plan, including approval by the shareholders of the U.S. Treasury Fund. The U.S. Treasury Fund may waive certain conditions at any time before or after approval of the Plan by the shareholders. The Plan also may be terminated and the Consolidation abandoned at any time by BGI Funds if any of the conditions precedent to the Closing are not satisfied.

       Shareholders of the U.S. Treasury Fund will have no dissenters' rights or appraisal rights. All shareholders of the U.S. Treasury Fund as of the Closing Date, including those that vote against the approval of the Plan and those that do not vote, will receive shares of the Bond Index Fund if the Consolidation is approved. All shareholders of the U.S. Treasury Fund have the right at any time up to the business day preceding the Closing Date to redeem their shares at net asset value according to the procedures set forth in the U.S. Treasury Fund's Prospectus. In addition, up until the business day preceding the Closing Date, shareholders of the U.S. Treasury Fund may exchange their shares for shares of other funds in the BGI Funds Family of Funds, in accordance with the exchange privilege described in the U.S. Treasury Fund's Prospectus.

       A separate Agreement and Plan of Consolidation for the corresponding Master Portfolios of the Funds also is being proposed to consolidate the U.S. Treasury Fund's Master Portfolio into the Master Portfolio of the Bond Index Fund at the same time as the Fund Consolidation. The Agreement and Plan of Consolidation for the Master Portfolios provides that all the assets and liabilities of the U.S. Treasury Allocation Master Portfolio will be transferred to the Bond Index Master Portfolio in exchange for shares of beneficial interest of the Bond Index Master Portfolio.

Board Consideration

       The business and affairs of BGI Funds are managed under the direction of its Board of Directors and the business and affairs of MIP are managed under the direction of its Board of Trustees (collectively, the "Boards"). The Boards unanimously voted to approve the Agreements and Plans of Consolidation at a meeting held on April 28, 1999. In reviewing the proposed Consolidation, the Boards considered the potential impact of the Consolidation on each Fund's shareholders. The Boards considered, among other things: (i) the terms and conditions of the Plan, including those intended to avoid the dilution of shareholder interests; (ii) the potential marketing and shareholder benefits obtained by having a combined fund; (iii) the similarity of the investment objectives and significant policies and restrictions of the Funds; (iv) the historical investment performance of the Funds; (v) the historical and projected investment advisory fee rates and operating expenses of the Funds; (vi) the identity of the organizations that provide investment advisory and certain other services to the Funds, and the terms on which these services are provided; and
(vii) the prospects for long-term viability of the Funds.

       Based upon their evaluation of these factors, and in light of their fiduciary duties under federal and state law, the Boards have determined that the proposed Consolidation is in the best interests of the shareholders of the respective Funds and that the interests of the shareholders of the respective Funds will not be diluted as a result of the Consolidation.

       BGI Funds' Board of Directors unanimously recommends that shareholders vote FOR the Plan of Consolidation.
     ---

Reasons for the Consolidation

       The primary reason for the proposed Consolidation is to allow U.S. Treasury Fund investors to transfer their investment into a fund that has greater prospects for long-term viability. As of June 30, 1999, the U.S. Treasury Fund had only $33 million in net assets; the Bond Index Fund had approximately $117 million in net assets. Management of BGI Funds believes that consolidating the U.S. Treasury Fund into a fund that has generally compatible investment objectives and policies and greater prospects for continued growth, is a better alternative than liquidation of the U.S. Treasury Fund.

       Combining the U.S. Treasury Fund into a larger, more viable fund is intended to provide various benefits to shareholders of the U.S. Treasury Fund. For example, higher asset levels should benefit portfolio management by permitting larger individual portfolio investments (in quantities that may result in reduced transaction costs and/or more favorable pricing) and by providing the opportunity for greater portfolio diversity.

       Currently, the fees and expenses of the Bond Index Fund are lower than those of the U.S. Treasury Fund. Your Board of Directors believes that the proposed Consolidation will likely benefit U.S. Treasury Fund shareholders not only because of the lower fees and expenses, but for all of the reasons described here. One difference is that BGI and Stephens have agreed to assume all of the ordinary operating expenses of the U.S. Treasury Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees), which, given the relatively small size of the U.S. Treasury Fund, requires BGI and Stephens, in effect, to subsidize the U.S. Treasury Fund's ongoing operations. Since the Bond Index Fund is much larger, there is not so much of a need for BGI and Stephens to subsidize the Bond Index Fund's ongoing operations. See "Comparison of Fees and Expenses" at page __, above.

       In short, management of BGI Funds believes that the proposed Consolidation should provide U.S. Treasury Fund shareholders with an investment vehicle that has compatible investment objectives and policies and greater prospects for long-term viability and continued growth.

Material Federal Income Tax Consequences

       The applicants intend that the Consolidation will not qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and that the U.S. Treasury Fund and the Bond Index Fund will each not be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation. Accordingly, the Consolidation is expected to be a taxable event to the U.S. Treasury Fund and its shareholders with the exception of shareholders who hold shares in a tax deferred account. Effectively, for federal income tax purposes, the Consolidation will resemble a transaction in which a shareholder in the U.S. Treasury Fund sold his or her shares and purchased new shares in the Bond Index Fund.

       In anticipation of the Consolidation, the U.S. Treasury Fund expects to sell a substantial portion of its portfolio securities prior to the Closing. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Bond Index Fund. The gain from such sales, if any, will be distributed to the U.S. Treasury Fund's shareholders, and will be taxable to shareholders whose shares are held in taxable (i.e., non-retirement) accounts. In addition, shareholders of the U.S. Treasury Fund whose shares are held in taxable accounts generally will recognize a gain or loss, for federal income tax purposes, on the difference between the fair market value of the Bond Index Fund shares, as of the closing, received in the Consolidation and their federal income tax basis in their shares of the U.S. Treasury Fund. The federal income tax basis in shares of the Bond Index Fund received in the exchange by all U.S. Treasury Fund shareholders will be the fair market value of those shares as of the Closing and the holding period for such shares will begin the day following the Closing. Consummation of the Consolidation is subject to the condition that BGI Funds receive an opinion from Morrison & Foerster LLP substantially to the effect that the Consolidation will have the foregoing federal income tax consequences.

       BGI Funds has not sought a and will not seek ruling from the Internal Revenue Service ("IRS") regarding the federal income tax consequences of the Consolidation. The opinion of counsel described above is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders of the U.S. Treasury Fund are urged to consult with their own tax advisors concerning the potential tax consequences to them of the Consolidation, including foreign, state and local income tax consequences.

Capitalization

       The following table shows the capitalization of each Fund as of June 30, 1999, and the pro forma capitalization adjusted to give effect to the
Consolidation:

                             U.S. Treasury                   Pro Forma
                                 Fund       Bond Index Fund   Combined
                                 ----       ---------------   --------
Net assets                     $32,930,912     $117,336,319  $150,267,231
Net asset value per share      $      9.22     $       9.44  $       9.39

Shares outstanding               3,572,494       12,428,198    16,000,692
Shares authorized               ___ million     ___ million   ___ million

___________________

       The Bond Index Fund's financial highlights can be found in its Prospectus, which accompanies and is incorporated by reference into this Combined Prospectus/Proxy Statement. The Bond Index Fund's financial statements are incorporated by reference in the Statement of Additional Information to this Combined Prospectus/Proxy Statement.

III.  INFORMATION ABOUT THE FUNDS

Organization of BGI Funds

       BGI Funds is registered as open-end management investment companies under the 1940 Act. BGI Funds currently consists of 11 series of shares.

       BGI Funds is organized as a Maryland Corporation and is subject to the provisions of its respective Articles of Incorporation and By-Laws. BGI Funds was incorporated on October 15, 1992. Shares of each Fund have a par value of $.001 per share. The Bond Index Fund consists of [__ million/billion shares]. Shares of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law. Shares of the Funds have no preemptive rights and have only such conversion and exchange rights as the Board of Directors of BGI Funds may grant in its discretion. When issued for payment as described in their respective prospectuses, each Fund's shares are fully paid and non-assessable.

       Each share of the U.S. Treasury Fund and each share of the Bond Index Fund represents an equal proportionate interest in the Fund with other shares of the same class. Each share is entitled to cash dividends and distributions earned on such shares as may be declared in the discretion of the Board of Directors. Shares of the Bond Index Fund bear a pro rata portion of all operating expenses paid by the Fund.

Substantial Shareholders

       As of June 30, 1999,* the shareholders identified below were known by BGI Funds to own 5% or more of the U.S. Treasury Fund's outstanding shares in the following capacity:

                                                                                              Percentage
             Name and Address of Shareholder               Type of Ownership                   of Fund
             -------------------------------               -----------------                   -------
Merrill Lynch Pierce Fenner & Smith                              Record                         97.49%
Qualified Retirement Plan
265 Davidson Ave., 4th Floor
Somerset, NJ  08873

_____________
*As of the close of business on June 30, 1999, the officers and Directors of BGI Funds as a group beneficially owned less than 1% of the outstanding shares of BGI Funds.

       As of June 30, 1999,* the shareholders identified below were known by BGI Funds to own 5% or more of the Bond Index Fund's outstanding shares in the following capacity:

                                                                                              Percentage
             Name and Address of Shareholder               Type of Ownership                   of Fund
             -------------------------------               -----------------                   -------
Merrill Lynch Pierce Fenner & Smith TTEE                         Record                         45.99%
Qualified Retirement Plan
   265 Davidson Ave., 4th Floor
Somerset, NJ  08873
State Street Bank & Trust Co. TTEE                               Record                         36.49%
FBO American Bar Association Members
State Street Collective Trust
1 Heritage Drive
North Quincy, MA  02171
Wells Fargo Bank FBO                                             Record                         11.73%
Business Retirement Programs Omnibus Act
HF HAC 9139-027
P.O. Box 9800
Calabasas, CA  91372

____________
*As of the close of business on June 30, 1999, the officers and Directors of BGI Funds as a group beneficially owned less than 1% of the outstanding shares of BGI Funds.

Additional Information

       BGI Funds is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or on the SEC's website at www.sec.gov.

IV.  VOTING INFORMATION

Approval and Consummation of the Proposed Transaction

       Only shareholders of record at the close of business on August 13, 1999, will be entitled to vote at the Special Meeting. On that date, [______] U.S. Treasury Fund shares were outstanding and entitled to be voted. The date of the first mailing of this Combined Prospectus/Proxy Statement to shareholders is approximately August 27, 1999.

       Shareholders holding more than one-third of the outstanding shares of the U.S. Treasury Fund at the close of business on the Record Date will be deemed sufficient to constitute a quorum for the transaction of business at the Special Meeting. Pursuant to Maryland law, the affirmative vote of the holders of a majority of the outstanding voting securities of the U.S. Treasury Fund, is required for approval of the Plan. If the U.S. Treasury Fund's shareholders do not approve the proposed Consolidation, BGI Funds' Board of Directors will consider what other alternatives would be in the shareholders' best interests, including possibly, approving a Plan of Liquidation.

       Any proxy which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of any instructions, such proxy will be voted in favor of the Plan. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to BGI Funds a written notice of revocation, (ii) by submitting to BGI Funds a subsequently executed proxy or (iii) by attending the Special Meeting and voting in person. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

       The duly appointed Proxies may, in their discretion, vote upon such other matters as properly may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Consolidation. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In case any such adjournment is proposed, the duly appointed Proxies will vote those proxies which they are entitled to vote for the Plan in favor of adjournment, and will vote those proxies required to be voted against the Plan against adjournment.

Solicitation of Proxies and Payment of Expenses

       It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of BGI Funds also may solicit proxies by telephone, telegraph or personal interview. Shareholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 435 from 6:00 a.m. to 8:00 p.m.
Pacific time; or (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to SCC at 1-800-733-1885. SCC has been retained by BGI Funds to assist in both the tabulation and solicitation of proxy votes for the Consolidation.

       The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne jointly by the Funds and is estimated to be approximately [$_________]. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile or other electronic means by officers of BGI Funds, personnel of BGFA or Stephens, or an agent of BGI Funds, such as SCC.

MISCELLANEOUS

Other Business

       The Board of Directors of BGI Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Consolidation, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

Future Shareholder Proposals

       Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in BGI Fund's proxy statement and is subject to limitations under the 1934 Act. Because BGI Funds does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

                                   EXHIBIT B


     This Exhibit reproduces in its entirety the discussion of Fund performance for shares from the Bond Index Fund's February 28, 1999, Annual Report. The discussion reviews some of the factors that affected the Fund's performance during this fiscal year and shows the performance of the Fund for various periods. The discussion has not been updated to reflect events occurring after February 28, 1999.

Bond Index Fund

     The BGI Funds Bond Index Fund (the "Fund") seeks to approximate as closely as practicable before fees and expenses the total rate of return of the U.S. markets for issued and outstanding U.S. and high-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index ("LB Bond Index").

Performance Summary


                                                       Average Annual
PERFORMANCE AS OF 2/28/99                                Total Return
---------------------------------------------------------------------
                                         One Year              6.24%
                                        Five Year              6.76%
            Since Inception Date (7/2/93-2/28/99)              6.21%

Average and total return represents the Bond Index Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

A fund's "net asset value," or NAV, is the market value of one share of a fund. The Bond Index Fund's NAV remained the same at $9.73 on February 28, 1998, and February 28, 1999. "Net investment income" includes income from dividends and interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.60 per share during this period. Of course, past performance is no guarantee of future results.

The Bond Index Fund tracks the Lehman Brothers Government/Corporate Bond Index. For the fiscal year that ended February 28, 1999, the Fund returned 6.24%, while the index returned 6.35% for the same period. The Fund's performance lagged slightly behind the performance of the index because administrative and management fees are deducted from the total return, and because a small percentage of the Fund's assets are invested in low-risk, low-return money market securities used to process transactions.

The Fund invests in the same proportions of the same securities that comprise the index it tracks. At the close of the fiscal year, the Fund had invested 54% of its assets in U.S. Treasury bonds, 33% in long-term corporate bonds, and 13% in U.S. agency securities.

The bond market fluctuated dramatically during the last fiscal year due to investors' uncertainty about the strength of the U.S. economy and the devaluation of the Russian ruble. Economic and political turmoil in foreign markets such as Brazil and Southeast Asia also contributed to the bond market's volatility.

During the second quarter of the fiscal year, the Bond Index Fund returned 2.73%. When Japan's economy started to weaken and riots erupted in Indonesia, bond investors looks to the U.S. market for safety and stability. The Bond Index Fund benefited from having more than half of its assets in U.S. Treasury securities, which performed better than other fixed-income securities. Although a strong economy can lead to increased inflation, which in turn can cause bond prices to drop, the bond market rallied as reports showed inflation remained at historically low levels in the U.S.

Interest rates dropped dramatically in the third quarter of the fiscal year, partially in response to Russia's devaluation of its currency and concerns that Brazil would default on its debt. These events created a renewed demand for high-quality U.S. investments. Even though the U.S. economy did not appear to be slowing down, the Federal Reserve Board reduced short-term interest rates from 5.5% to 5.25% to reassure investors that uncertainty in international markets would not affect the U.S. economy. The bond market rallied and the Bond Index Fund returned 5.05% for the third quarter of the fiscal year. The U.S.- government securities and high-quality corporate bonds in which the Fund was invested contributed to its strong performance during this period.

In the fourth quarter of the fiscal year, investors became more confident that foreign markets were beginning to stabilize. This increased confidence lessened the demand for safer, more secure investments, which resulted in lower returns on bond investments. Despite the Federal Reserve Board's lowering interest rates to 4.75%, U.S. Treasury security rates rose and the Bond Index Fund returned only .07% for the quarter.

The first two months of 1999 resulted in negative returns for bondholders. Inflation remained at record lows, the U.S. economy showed no signs of slowing down after last year's foreign-market shocks, and some investors were concerned that the Federal Reserve Board would raise interest rates in the immediate future. The potential for interest rate hikes and the decreased demand for U.S. Treasury market securities from international investors caused interest rates on these securities to rise in January and February 1999. In fact, February was the worst month for the performance of U.S. Treasury bonds since 1981. The Bond Index Fund returned -- 1.89% for the first two months of 1999.

The accompanying chart compares the performance of the BGI Funds Bond Index Fund shares since inception with the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment, reflects all operating expenses. The Lehman Brothers Government/Corporate Bond Index is composed of approximately 6,500 issues of fixed-income securities, including U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $150 million and a remaining maturity of greater than one year. The Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                          [INSERT PERFORMANCE CHART]

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

                                   APPENDIX

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 CENTER STREET
                             LITTLE ROCK, AR 77201


     BY MY SIGNATURE BELOW, I APPOINT R. GREG FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF BARCLAYS GLOBAL INVESTORS FUNDS, INC.), AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF BARCLAYS GLOBAL INVESTORS FUNDS, INC. (THE "BGI FUNDS") TO BE HELD AT THE PRINCIPAL OFFICE OF BGI FUNDS, 111 CENTER STREET, LITTLE ROCK, ARKANSAS 72201 ON TUESDAY, SEPTEMBER 28, 1999 AT 11:00 A.M. (CENTRAL TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED AUGUST 27, 1999.

     THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.



     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BGI FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.


PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

     1.  To consolidate the U.S. Treasury Allocation Fund of
         BGI Funds into the Bank Index Fund of BGI Funds.


         [ ]  FOR     [ ]     AGAINST    [ ]  ABSTAIN



Name of Fund_________________        ______________________________
                                         Signature of Shareholder
No. of Shares _______________
                                     ______________________________
                                         Signature of Shareholder


NOTE:    PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD.
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO SHAREHOLDER COMMUNICATIONS CORP. ("SCC") AT 1-800-733-1885. YOU ALSO MAY VOTE BY CALLING SCC AT 1-800-733-8481 EXT. 435 TOLL-FREE FROM 6:00 A.M. TO 8:00 P.M. (PACIFIC TIME). A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.